EXHIBIT 10.5

SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION

The cash compensation of non-employee directors of WMS Industries for calendar year 2007 remains unchanged from calendar year 2006, specifically:

Board of Directors Annual Retainer:	Chairman	= $	500,000
	Members	= $	30,000

Committee Annual Retainers:
Audit and Ethics Committee	Chairman	= $	30,000
	Members	= $	25,000

Compensation Committee	Chairman	= $	10,000
	Members	= $	5,000

Nominating and Corporate Governance Committee	Chairman	= $	7,500
	Members	= $	5,000

Gaming Compliance Committee	Member	= $	10,000